Towpath Focus Fund

Ticker: TOWFX

SUMMARY PROSPECTUS

Institutional Share Class

DECEMBER 19, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at the 877-593-8637.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TOWPATH FOCUS FUND SUMMARY

INVESTMENT OBJECTIVE:

The Towpath Focus Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Share Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.70%
Acquired Fund Fees and Expenses (2)	None
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or Expense Reimbursement (3)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

(1) Estimated for the initial fiscal period.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through 12/31/2020, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those reflected in the above fee table. The Example assumes the impact of the fee waiver in 1 Year example. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$112	$414

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGY:

Oelschlager Investments, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through American Depository Receipts (“ADRs”). Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in equity securities.

The Fund’s portfolio typically consists of 25-40 equity securities, which may be in a limited number of sectors in keeping with the Adviser’s investment process. The Adviser chooses securities for the Fund based on a combination of top-down and bottom-up factors, employing the following analyses:

•

Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser’s determination of how aggressive or cautious to be and which sectors and industries to focus on.

•

Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, sentiment, management behavior, substitutability, growth potential, and market anomalies.

•

Quantitative Analysis: This includes a company’s valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company’s financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.

•

Qualitative Analysis: The Adviser assesses the fundamentals of the company’s business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects, – attributes that create sustainable competitive advantages.  Often the Adviser invests in such companies when they are out of favor for short-term reasons.

In general, the Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in the Fund. Investing in the Fund can result in a loss of some or all amounts invested.

ADR Risk: In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued.

Equity Risk: Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investment Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Capitalization Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Limited History of Operations: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk: The Fund is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective. The Adviser may fail to select investments that do not perform as anticipated by the Adviser. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

Market Risk: The shareholder’s investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments may increase or decrease. The Fund shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.

New Adviser Risk: Given that the Adviser is a new entity formed in 2019, it has not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the newly formed Adviser and the Adviser may not achieve the intended result in managing the Fund.

Non-Diversification Risk: The Fund's portfolio may focus on a limited number of investments and will be subject to potential for more volatility than a diversified fund.

Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Underlying Fund Risk: Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks.  Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

PERFORMANCE:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling 877-593-8637.

INVESTMENT ADVISER:

Oelschlager Investments, LLC

PORTFOLIO MANAGER:

Mark Oelschlager, CFA – Mr. Oelschlager has been the portfolio manager of the Fund since its inception in December 2019. He founded Oelschlager Investments in 2019 and serves as the firm's President and Chief Investment Officer.

PURCHASE AND SALE OF FUND SHARES:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may redeem shares by written request, telephone or through a financial intermediary.

Minimum initial investment: $2,000; $50 subsequent investments; with an Automatic Investment Plan, $1,000 minimum initial investment; $50 subsequent investments.

However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.